 The Brink’s Company
Investor Overview
 NYSE:BCO
 December 2011

Exhibit 99.1

Forward-Looking Statements
This presentation, including questions and answers, contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from projected results.
Additional information regarding factors that could affect financial performance is in our press release dated October 27, 2011, and in our filings with the Securities and Exchange Commission, including our most recent forms
10-K and 10-Q. Information included in this presentation is representative as of today only and the company assumes no obligation to update any forward-
looking statements.

Today’s Presentation
 ¢ Business Overview
 ¢ Growth Opportunities
 ¢ Creating Value for Investors

4
 ¢ Premier Brand
   ¢ Safety, security, service, trust
 ¢ Global Footprint
   ¢ Unique operational advantage
   ¢ Supports high-value Global Services business
 ¢ Market Fundamentals
   ¢ Cash growing worldwide
   ¢ Increased outsourcing
   ¢ Dangerous world
   ¢ Economic recovery, interest rates
 ¢ Growth Opportunities
   ¢ Maximize profits in developed markets
   ¢ Expand in emerging markets
   ¢ Invest in solutions and adjacent markets
Investment Highlights

5
¢ World’s Largest Secure Logistics Company
 ¢ Premier global brand
 ¢ Customers in more than 100 countries
 ¢ ~70,000 employees; 1,000 branches and 13,000
 vehicles
¢ 2010 Revenue - $3.1 billion
 ¢ Acquisitions add $450 million in 2011
¢ Global Cash-In-Transit (CIT) network supports
 growth in High-Value Services
Company Snapshot
2010 Revenue
($3.1 billion)

Diverse Business Lines: CIT Drives High-Value Services
¢ Global Infrastructure
High-Value Services
¢ Global Services
 – Secure long-distance
 transport of valuables
¢ Cash Logistics
 – Money processing
 – Vaulting
 – CompuSafe® Service
¢ Adjacencies
 – Payment Services
 – Commercial Security

¢ Guarding in select countries
 – Airports, embassies

High-Value Services…High-Margin Solutions
CIT Footprint Supports High-Value Services

¢ Global Services
 ¢ Secure transport of valuables over long distances
 ¢ Diamonds, jewelry, banknotes, precious metals
 ¢ 7000 Customers, 5000 Cities, 1500 daily shipments
¢ Cash Logistics
 ¢ Money Processing
 ¢ Vaulting
 ¢ CompuSafe
¢ Adjacent Services
 ¢ Extending our brand into new markets
 ¢ Commercial Security, Payment Processing

8
 ¢ Maximize profits in developed markets
 ¢ EMEA, North America
 ¢ Invest in growth opportunities
 ¢ Emerging markets:
 BRIC, LATAM, Asia-Pacific
 ¢ High-Value Services:
 Global Services, Cash Logistics
 ¢ Adjacencies:
 Commercial Security, Payment Processing
Global Secure Logistics
 Market
Source: Internal Company Estimates based on most recently available data
Global Leader…Global Growth Strategy

Leading Share in Fragmented Market

Long-Term Goal: Deliver Shareholder Value
Organic
Revenue
8 - 10%
Growth
Segment
Margin
Target

Note: Organic revenue growth and segment margin are calculated on Non-GAAP revenue and segment profit.
 See Appendix for reconciliation to GAAP.
2010

2010 Revenue: $1.2B
Region Overview:
¢ 2010: 3% organic growth…low single-digit margin
¢ Diverse competitive, regulatory and threat environments
¢ Customers want outsourced solutions
Strategy:
¢ Europe: Maximize CIT profits; increase efficiency; fix
     underperformers
¢ Invest in High-Value Services and Developing Markets
EMEA: Improve Operating Performance

2010 Revenue: $918M
Region Overview:
¢ Market leader
¢ 2010: Organic revenue flat…4.8% margin
¢ Price and volume pressure
Strategy:
¢ Maximize CIT profits  ─ reduce costs, improve processes
¢ Remain disciplined on price, service and security
¢ Shift mix to High-Value Services
North America: Maximize CIT…Grow High-Value Services

Region Overview:
¢ Growing economies
¢ High-risk threat environment…customers value security
¢ Growing need to protect product supply chains
¢ 2010: 19% organic growth, double-digit profit margin
Strategy:
¢ Strengthen and expand footprint
¢ Leverage footprint to grow High-Value Services
¢ Mexico: Increase CIT margins, add High-Value Services, labor agreement extended
2010 Revenue: $877M
Latin America: Continued Strong Growth

2010 Revenue: $127M
Region Overview:
¢ High-growth, service-driven economies
¢ Varying degrees of banking sophistication, gov’t restrictions
¢ Strong in Hong Kong; growing in China, India, Japan
¢ 2010: 23% organic growth, profits more than doubled
Strategy:
¢ Leverage Global Services network
¢ Accelerate China and India growth
¢ Expand commercial security capabilities
Asia Pacific: Invest and Grow

Financial Strength and Flexibility
■ Solid Revenue Growth
 ■ 8% CAGR 2006-2010, primarily organic
 ■ Late 2010 acquisitions added $450 million
■ Cash Flow Supports Continued Growth
  ■ ~40% of Capex focused on Emerging
               Markets and High-Value Services (’07 - ’10)
■ Strong Balance Sheet
 ■ Investment grade credit rating
 ■ $230 million net debt; $342 million available
 credit (9/30/11)
 ■ Manageable cash outflow for legacy
 liabilities (see appendix)

Note: CAGR calculated on Non-GAAP revenues. Net debt is a Non-GAAP measure. See appendix for reconciliation to GAAP.

Achieve Targets…Create Shareholder Value
2011 Outlook:
  ■ Mid-to-high single-digit organic revenue growth
  ■ 6.0% to 6.3% segment margin
 ■ Includes $450 million of acquisition revenue at breakeven margin
2012 Outlook:
  ■ Mid-to-high single-digit organic revenue growth
  ■ 6.5% to 7.0% segment margin
Long-Term Targets:
   ■ High single-digit organic revenue growth
   ■ 10% segment margin

Note: Organic revenue growth and segment margin are calculated on Non-GAAP revenue and segment profit.
 See Appendix for reconciliation to GAAP.

16
 ¢ Premier Brand
   ¢ Safety, security, service, trust
 ¢ Global Footprint
   ¢ Unique operational advantage
               ¢ Supports high-value Global Services business
 ¢ Market Fundamentals
   ¢ Cash growing worldwide
   ¢ Increased outsourcing
   ¢ Dangerous world
   ¢ Economic recovery, interest rates
 ¢ Growth Opportunities
   ¢ Maximize profits in developed markets
               ¢ Expand in emerging markets
               ¢ Invest in solutions and adjacent markets
Investment Highlights

Appendix

Appendix

Non-GAAP Revenue (1)
($MM)
(1)  Non-GAAP financial information is reconciled to amounts reported under U.S. GAAP on pages 21, 22 & 23.
 Non-GAAP Revenue Growth

Total Non-GAAP Operating Profit (1)
($MM)
Segment	172	196	223	175	226
Non-Segment	(73)	(62)	(58)	(55)	(59)
Total	99	134	166	120	167
(1)  Non-GAAP financial information is reconciled to amounts reported under U.S. GAAP on pages 21, 22 & 23.
 Non-GAAP Profit Growth
Amounts may not add due to rounding

Non-GAAP Results - Reconciled to Amounts Reported under GAAP
Non-GAAP results described in this presentation are financial measures that are not required by, or presented in accordance with generally accepted accounting principles (“GAAP”).

Purpose of Non-GAAP Information

The purpose of the non-GAAP information is to report our financial information
  •      without income and expense items described below in 2008, 2009 and 2010,
  •      as if our results from Venezuela had been translated at the less-favorable parallel exchange rate in 2006, 2007, 2008 and 2009, and
  •      after adjusting tax expense for items described below.

The non-GAAP information provides information to assist comparability and estimates of future performance. Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance. Non-GAAP results should not be considered as an alternative to revenue or income amounts determined in accordance with
GAAP and should be read in conjunction with their GAAP counterparts.
a) To reduce revenues and segment operating income to reflect the 2009, 2008, 2007 and 2006 results of Venezuelan subsidiaries had they been translated using the parallel currency exchange rate in effect at the time. The average parallel exchange rate used for the 2009 non-GAAP full-year earnings was 6.0 bolivar fuertes to the U.S. dollar, compared to an average rate of 2.2 bolivar fuertes to the U.S. dollar that was used for the GAAP financial statements. The official rate of
 2.15 bolivar fuertes to the U.S. dollar was used for translation of Venezuela for most of 2009 until the parallel rate was adopted during December.  The use of the weaker rate to translate 2009 non-GAAP revenues and earnings of the
 Venezuelan subsidiaries decreased each measure by 63%.
b) To reverse remeasurement gains and losses in Venezuela. For accounting purposes, Venezuela is considered a highly inflationary economy. Under GAAP, subsidiaries that operate in Venezuela record gains and losses in earnings for the remeasurement of bolivar fuerte-denominated net monetary assets.
c) To eliminate loss on exit of Belgium cash-in-transit (CIT) business.
d) To eliminate currency losses incurred in Venezuela related to increases in cash held in U.S. dollars by Venezuelan subsidiaries.  These losses would not have been incurred had the operations been translated at the parallel rate.
e) To eliminate gains/losses recognized related to acquisitions of controlling interests in subsidiaries that were previously accounted for as equity method or cost method investments.
f) To eliminate royalty income from Brink’s Home Security.
g) To eliminate certain non-segment gains on sales of assets.

See page 21 for explanation of footnotes
Reconciliation
Amounts may not add due to rounding
Non-GAAP Results - Reconciled to Amounts Reported under GAAP (Cont.)

(In millions)	2010	2009	2008	2007	2006
Non-Segment
Reported GAAP Basis	$(63)	(46)	(43)	(62)	(73)
Adjustments:
Venezuela Currency Loss (d)	-	23	-	-	-
Acquisition (Gain) Loss (e)	9	(15)	-	-	-
Royalty from BHS (f)	(5)	(7)	(1)	-	-
Non-segment asset sales (g)	-	(10)	(13)	-	-
Non-GAAP Basis	$(59)	(55)	(58)	(62)	(73)

Total Operating Profit
Reported GAAP Basis	$146	167	229	161	111
Adjustments:
Change to Parallel Rate (a)	-	(43)	(49)	(27)	(12)
Remeasure Vz Net Monetary Assets (b)	3	-	-	-	-
Exit Belgium CIT Business (c)	13	-	-	-	-
Venezuela Currency Loss (d)	-	27	-	-	-
Acquisition (Gain) Loss (e)	9	(15)	-	-	-
Royalty from BHS (f)	(5)	(7)	(1)	-	-
Non-segment asset sales (g)	-	(10)	(13)	-	-
Non-GAAP Basis	$167	120	166	134	99
See page 21 for explanation of footnotes
Reconciliation
Amounts may not add due to rounding
Non-GAAP Results - Reconciled to Amounts Reported under GAAP (Cont.)

 Net Debt
	September 30,	December 31,
	2011	2010
Debt:
Short-term debt	$18.6	36.5
Long-term debt	382.8	352.7
Total Debt	401.4	389.2

Cash and cash equivalents	200.5	183.0
Less amounts held by certain cash logistics operations (a)	(28.7)	(38.5)
Amount available for general corporate purposes	171.8	144.5

Net Debt	$229.6	244.7
(a) Title to cash received and processed in certain of our secure cash logistics operations transfers to us for a short period of time.
 The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.
Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage.
Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to
Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of September 30,
2011 and December 31, 2010. At September 30, 2011, Net Debt is $245 million excluding cash and debt in Venezuelan operations.
NET DEBT RECONCILED TO AMOUNTS REPORTED UNDER GAAP
(in millions)

 2010 Segment Results, GAAP

		Organic	Acquisitions/	Currency
	2009	Change	Dispositions (b)	(c)	2010	Total	Organic
Revenues:
EMEA	$1,258	33	(45)	(46)	1,200	(5%)	3%
Latin America	905	171	52	(250)	877	(3%)	19%
Asia Pacific	79	18	25	5	127	61%	23%
International	2,241	222	32	(290)	2,204	(2%)	10%
North America	894	7	-	17	918	3%	1%
Total	$3,135	228	32	(273)	3,122	-	7%
Operating profit:
International	$157	80	(4)	(68)	165	5%	51%
North America	57	(13)	-	1	44	(22%)	(24%)
Segment operating profit	213	67	(4)	(67)	209	(2%)	31%
Non-segment (a)	(47)	(15)	(24)	23	(63)	34%	32%
Total	$167	52	(28)	(44)	146	(12%)	31%

Segment operating margin:
International	7.0%				7.5%
North America	6.3%				4.8%
Segment operating margin	6.8%				6.7%
Full Year 2010 vs. 2009
(In millions)
Segment Results - GAAP
See footnotes on page 26.

Amounts may not add due to rounding

 2010 Segment Results, non-GAAP

(In millions)		Organic	Acquisitions/	Currency
	2009	Change	Dispositions (b)	(c)	2010	Total	Organic
Revenues:
EMEA	$1,258	33	(45)	(46)	1,200	(5%)	3%
Latin America	667	100	52	59	877	32%	15%
Asia Pacific	79	18	25	5	127	61%	23%
International	2,003	150	32	19	2,204	10%	8%
North America	894	7	-	17	918	3%	1%
Total	$2,897	157	32	36	3,122	8%	5%
Operating profit:
International	$118	49	9	6	181	53%	41%
North America	57	(13)	-	1	44	(22%)	(24%)
Segment operating profit	175	35	9	7	226	29%	20%
Non-segment (a)	(55)	(4)	-	-	(59)	6%	6%
Total	$120	32	9	7	167	39%	26%

Segment operating margin:
International	5.9%				8.2%
North America	6.3%				4.8%
Segment operating margin	6.0%				7.2%
(a) Includes income and expense not allocated to segments.
(b) Includes operating results and gains/losses on acquisitions, sales and exit of businesses.
(c) Revenue and Segment Operating Profit: The “Currency” amount in the table is the summation of the monthly currency changes, plus (minus) the U.S. dollar amount of remeasurement currency gains (losses) of bolivar fuerte-denominated net monetary assets recorded under highly inflationary accounting rules in 2010 related to the Venezuelan operations. The monthly currency change is equal to the Revenue or Operating Profit for the month in local currency, on a country-by-country basis, multiplied by the difference in rates used to translate the current period amounts to U.S. dollars versus the translation rates used in the year-ago month. The functional currency in Venezuela was the bolivar fuerte in 2009, and became the U.S. dollar in 2010 under highly inflationary accounting rules. Remeasurement gains and losses under these rules in 2010 are recorded in U.S. dollars but these gains and losses are not recorded in local currency. Local currency Revenue and Operating Profit in 2010 used in the calculation of monthly currency change for Venezuela have been derived from the U.S. dollar results of the Venezuelan operations under U.S. GAAP (excluding remeasurement gains and losses) using current period currency exchange rates. Non-Segment Operating Profit: The “Currency” amount in the table is the 2009 losses incurred in Venezuela related to increases in cash held in U.S. dollars by Venezuela subsidiaries.
Amounts may not add due to rounding

 Legacy Liabilities
Estimated Contributions to U.S. Plans
	2011	2012	2013	2014	2015
US Pension	$ 0	36	34	30	27
UMWA	0	0	0	0	0
Black Lung/Other	8	7	7	7	6
Total	$ 8	43	41	37	33
($ millions)
Under-
funding
$192
Note: Amounts based on actuarial assumptions at December 31, 2010.